UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): February 20, 2017
DASAN ZHONE SOLUTIONS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-32743	22-3509099
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
7195 Oakport Street
Oakland, California 94621
(Address of Principal Executive Offices, Including Zip Code)
(510) 777-7000
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02(a)	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.
As previously reported, on September 9, 2016, DASAN Zhone Solutions, Inc. (the “Company”) acquired Dasan Network Solutions, Inc. (“DNS”) through the merger of a wholly owned subsidiary of the Company with and into DNS, with DNS surviving as a wholly owned subsidiary of the Company (the “Merger”). The Merger has been accounted for as a reverse acquisition under which DNS was considered the accounting acquirer of the Company.
On February 20, 2017, the Audit Committee of the Board of Directors of the Company concluded, in consultation with management and after informing the Company’s independent registered public accountants, that there are material errors in the accounting for the Merger, including its impact on the Company’s statement of cash flows and earnings per share (“EPS”), and that, as a result, the Company’s unaudited condensed consolidated financial statements contained in its Quarterly Report on Form 10-Q for the quarter ended September 30, 2016 (the “Form 10-Q”), which was filed with the Securities and Exchange Commission (the “SEC”) on November 14, 2016, should no longer be relied upon and require restatement. In addition, certain disclosures included in the unaudited condensed consolidated financial statements previously filed will also be restated.  These mainly include the disclosure relating to purchase price allocation (including the unaudited condensed combined financial information), commitments and contingencies, and related party disclosures (including identifying related party transactions on the face of the unaudited condensed consolidated Balance Sheets). The Company expects to restate the unaudited condensed consolidated financial statements for the quarter ended September 30, 2016 in an amendment to the Form 10-Q as soon as practicable.
Summarized below are the likely material changes resulting from the restatement that will be reflected in the amendment to the Form 10-Q. All adjustments described herein are preliminary and subject to revision due to the ongoing review and assessment of these matters by the Company.

◦	Decrease in intangibles as of September 30, 2016, by approximately $8.9 million, from $22.6 million to $13.7 million.

◦	Decrease in total assets as of September 30, 2016, by approximately $6.4 million, from $160.3 million to $153.9 million.

◦	Decrease in total liabilities as of September 30, 2016, by approximately $6.1 million, from $82.3 million to $76.2 million.

◦	Decrease in net revenue for the three and nine month period ended September 30, 2016, by approximately $0.6 million, from $32.2 million to $31.6 million.

◦
Change in basic and diluted earnings net loss per share from ($0.06) to ($0.09) for the three month period ended September 30, 2016, and from ($0.10) to ($0.17) for the nine month period ended September 30, 2016.

◦
Increase in net cash from investing activities by $6.2 million. This includes $7.0 million in the cash balance of legacy Zhone Technologies, Inc. on the date of Merger, which had previously been included in the cash and cash equivalents at the beginning of the period in the cash flow statement.

These changes were also reflected in the earnings release for the fourth quarter and year ended December 31, 2016, issued on February 21, 2017.
The Company concluded that the impact of these errors were immaterial to the unaudited condensed consolidated financial statements for the quarter ended September 30, 2015, except for the impact relating to the calculation of EPS as the weighted average shares were not retroactively adjusted for the impact from the Merger. The likely adjustments for this period are as follows:

◦
Change in basic and diluted earnings net loss per share from ($0.01) to ($0.06) for the three month period ended September 30, 2015, and from ($0.01) to ($0.11) for the nine month period ended September 30, 2015.

In connection with the restatement, the Company re-evaluated the effectiveness of the design and operation of its disclosure controls and procedures as of September 30, 2016. This re-evaluation was done under the supervision and with the participation of management, including the Company’s Co-Chief Executive Officers and our Chief Financial Officer. Based upon this reevaluation, the Company’s Co-Chief Executive Officers and Chief Financial Officer have concluded that, because of the material weakness in its internal control over financial reporting described below, its disclosure controls and procedures were not effective as of September 30, 2016. In connection with the restatement, management identified that effective controls were not maintained over the period-end financial reporting process for the quarterly period ended September 30, 2016 and material weaknesses exist. A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting such that there is a reasonable possibility that a material misstatement of the registrant’s annual or interim financial statements will not be prevented or detected on a timely basis. The Company will amend its disclosures pertaining to its evaluation of such controls and procedures in the Form 10-Q to report a material weakness in those controls and procedures.
The Audit Committee of the Company’s Board of Directors and management have discussed the matters disclosed in this filing pursuant to Item 4.02(a) with the Company’s independent registered accounting firm.
Cautionary Note Regarding Forward Looking Statements: This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements related to the Company’s restatement (including the estimated adjustments described herein) and amendment to the Form 10-Q and the timing of the filing of such amendment. The Company uses words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “goal,” “intend,” “may,” “plan,” “project,” “seek,” “should,” “target,” “will,” “would,” variations of such words, and similar expressions to identify forward-looking statements. Readers are cautioned that these forward-looking statements are only predictions and are subject to risks, uncertainties and assumptions that are difficult to predict, including those identified in the Company’s other filings with the

SEC. Such risks, uncertainties and assumptions include, but are not limited to, the fact that the Company is continuing to review the misstatements and other matters described above and the Company's analysis is still preliminary, the risk that additional information may arise or different conclusions are reached prior to the expected filing with the SEC of the amendment to the Form 10-Q, the preparation of the Company's restated financial statements or other subsequent events that would require it to make additional adjustments, as well as inherent limitations in internal controls over financial reporting Therefore, actual results may differ materially and adversely from those expressed in any forward-looking statements. For information about the factors that could cause such differences, please refer to the Company’s SEC filings, including its Annual Report on Form 10-K for the year ended December 31, 2015 and subsequent Quarterly Reports on Form 10-Q. Given these uncertainties, you should not place undue reliance on these forward-looking statements. The forward-looking statements contained in this Current Report on Form 8-K speaks only as of the date of this report and the Company assumes no obligation to update any forward-looking statements for any reason.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 24, 2017	DASAN Zhone Solutions, Inc.

	By:	/s/ KIRK MISAKA
Kirk Misaka
Chief Financial Officer